UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported: February 28, 2006)
AMERUS GROUP CO.
(Exact Name of Registrant as Specified in its Charter)

IOWA	001-15166	42-1458424

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

699 WALNUT STREET
DES MOINES, IOWA	50309-3948

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (515) 362-3600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
AmerUs Group Co. (the “Company”) is furnishing the materials attached hereto as Exhibit 99.1. These materials will be used in connection with the Company’s investor conference to be held and also presented via webcast on February 28, 2006. These materials are furnished and not filed pursuant to Instruction B.2 of Form 8-K.
Non-GAAP Terms, GAAP Comparables, Reconciliations and Performance Measures
Below is a description of the non-GAAP performance measures for the 2006 AmerUs Group Co. Investor Conference on February 28, 2006 and a reconciliation to the most directly comparable GAAP measure, if any. The non-GAAP measures used in this presentation should not be viewed as a substitute for the most directly comparable GAAP measures.
Adjusted Net Operating Income
Adjusted net operating income is a non-GAAP financial measure which excludes items such as realized and unrealized gains and losses on open block assets (especially credit impairments), trading sales and losses, derivative related market value adjustments as well as certain other items that management believes are not indicative of ongoing operational performance. The most directly comparable GAAP measure is net income. A reconciliation to net income is provided below. This measure is also referred to as operating income. The company views adjusted net operating income, a non-GAAP financial measure, as an important indicator of financial performance. When presented with net income, the combined presentation can enhance an investor’s understanding of AmerUs Group’s underlying profitability and normalized results from operations. Non-GAAP measures are also used for goal setting, determining employee and management compensation and evaluating our performance on a basis comparable to that used by security analysts. A reconciliation of net income to adjusted net operating income has been included below.
Annuity Product Margins and Projected Annuity Product Margins
The liability credited rate is calculated using the annuity liability account value as the denominator for all annuity product types. The annuity liability account value is a non-GAAP financial measure for indexed annuity products. For GAAP, indexed product liabilities are to be stated at fair value following derivative accounting. In addition, the liability credited rate excludes amortization of deferred sales inducements from total benefit expense. For GAAP, effective January 1, 2004, amortization of deferred sales inducements is included in benefit expense instead of DAC amortization. The comparable GAAP measure is presented in the “Components of Annuity Segment Spread Calculation” section below. The non-GAAP measure presentation is used by management to measure the liability credited rate exclusive of the fair value adjustments that will fluctuate from period to period depending on the prevailing interest rate and economic environment and exclusive of the capitalized bonus interest amortization that historically has not been a part of this measure. Management does not regularly project fluctuations in these fair value adjustments. As a result, we are unable to provide guidance on future annuity product margins calculated in accordance with GAAP and a reconciliation of projected annuity product margins to GAAP annuity product margins.

Book Value Per Share Excluding AOCI
Book value per share excluding accumulated other comprehensive income (AOCI) is a non-GAAP financial measure. The most directly comparable GAAP measure is GAAP book value per share, which includes AOCI. A reconciliation to GAAP book value per share is provided below. Management believes that excluding accumulated other comprehensive income assists investors in understanding the underlying performance of the Company by eliminating the effect of unrealized gains and losses on available-for-sale investment securities which fluctuate with market conditions.
Common Equity Excluding AOCI
Common equity excluding AOCI is a non-GAAP financial measure. The most directly comparable GAAP measure is GAAP common equity, which is common equity plus AOCI. A reconciliation to GAAP common equity is provided below. Common equity is also referred to as stockholders’ equity. Management believes that excluding accumulated other comprehensive income assists investors in understanding the underlying performance of the Company by eliminating the effect of unrealized gains and losses on available-for-sale investment securities which fluctuate with market conditions.
Coverage of DAC
The slide entitled, “Solid Coverage of DAC” calculates DAC, VOBA, capitalized bonus interest and unearned revenue reserve coverage without the effect of FAS 115. The most comparable calculation in accordance with GAAP includes the effects of FAS 115 and is provided on the slide. Management believes that excluding the effects of FAS 115 assists investors in understanding the underlying performance of the Company by eliminating the effect of unrealized gains and losses on available-for-sale investment securities, which fluctuate with market conditions, and that are assumed to impact the amortization of DAC, VOBA, capitalized bonus interest and unearned revenue reserve coverage.
Operating Earnings Per Share
Operating earnings per share (Operating EPS) is a non-GAAP financial measure which excludes items such as realized and unrealized gains and losses on open block assets (especially credit impairments), trading sales and losses, derivative related market value adjustments as well as certain other items that management believes are not indicative of ongoing operational performance. The most directly comparable GAAP measure is net income per share. A reconciliation to net income per share is provided below. This measure is also referred to as “adjusted net operating EPS.” Management uses this measure for the reasons detailed under the heading “Adjusted Net Operating Income” above.
Operating Return on Equity
Operating return on equity is a non-GAAP financial measure which is derived from adjusted net operating income which excludes realized and unrealized gains and losses on open block assets (especially credit impairments), trading sales and losses, derivative related market value adjustments as well as certain other items management believes are not indicative of ongoing operational performance. The most directly comparable GAAP measure is GAAP return on equity. A reconciliation to GAAP return on equity is provided below. Management uses this measure for the reasons detailed under the heading “Adjusted Net Operating Income” above.
Projected Adjusted Net Operating Income
Due to the unpredictability of the timing and recognition of gains and losses (especially credit impairments), trading gains and losses, FAS 133 adjustments as well as the unpredictable nature of certain other items that management believes are not indicative of ongoing operational performance, guidance on GAAP net income cannot readily be estimated because management has not regularly projected the foregoing items. Accordingly, the company is unable to provide guidance with respect to, or a reconciliation of guidance on adjusted net operating income to, GAAP net income. Management uses this measure for the reasons detailed under the heading “Adjusted Net Operating Income” above.
Projected Adjusted Net Operating Earnings Per Share
Projected adjusted net operating earnings per share (EPS) is derived from adjusted net operating income which is a non-GAAP financial measure. Due to the unpredictability of the timing and recognition of gains and losses (especially credit impairments), trading sales and losses, derivative related market value adjustments as well as the unpredictable nature of certain other items that management believes are not indicative of ongoing operational performance, guidance on GAAP net income cannot readily be estimated because management has not regularly projected the foregoing items. Accordingly, the company is unable to provide guidance with respect to, or a reconciliation of guidance on adjusted net operating earnings per share to, GAAP net income per share. Management uses this measure for the reasons detailed under the heading “Adjusted Net Operating Income” above.
Projected Book Value Per Share Excluding AOCI
Projected book value per share excluding AOCI is a non-GAAP financial measure. Since AOCI represents income or loss from unrealized gains and losses, which cannot be readily predicted, a reconciliation of projected book value per share excluding AOCI to projected GAAP book value per share would not be meaningful or determinable. Management believes that excluding accumulated other comprehensive income assists investors in understanding the underlying performance of the Company by eliminating the effect of unrealized gains and losses on available-for-sale investment securities which fluctuate with market conditions.
Projected Common Equity Excluding AOCI
Projected common equity excluding AOCI is a non-GAAP financial measure. Since AOCI represents income or loss from unrealized gains and losses, which cannot be readily predicted, a reconciliation of projected common equity excluding AOCI to projected GAAP common equity would not be meaningful or determinable. Management believes that excluding accumulated other comprehensive income assists investors in understanding the underlying performance of the Company by eliminating the effect of unrealized gains and losses on available-for-sale investment securities which fluctuate with market conditions.

Projected Operating Return on Equity
This projection is based on adjusted net operating income which is a non-GAAP financial measure. Due to the unpredictability of the timing and recognition of gains and losses (especially credit impairments), trading gains and losses, FAS 133 adjustments as well as the unpredictable nature of certain other items that management believes are not indicative of ongoing operational performance, GAAP net income cannot readily be estimated because management has not regularly projected the foregoing items. Since GAAP net income cannot be readily estimated, the company is unable to provide guidance with respect to, or a reconciliation of guidance on operating return on equity to, GAAP return on equity. Management uses this measure for the reasons detailed under the heading “Adjusted Net Operating Income” above.
Projected Total Capitalization
Projected total capitalization excluding AOCI is a non-GAAP financial measure. Since AOCI represents income or loss from unrealized gains and losses, which cannot be readily predicted, a reconciliation of projected total capitalization excluding AOCI to projected total capitalization including AOCI would not be meaningful or determinable. Management believes that excluding accumulated other comprehensive income assists investors in understanding the underlying performance of the Company by eliminating the effect of unrealized gains and losses on available-for-sale investment securities which fluctuate with market conditions.
Sales
Sales are a key driver of our business as they are a leading indicator of future revenue trends to emerge in segment operating income. Sales are presented as annualized premium, which is in accordance with industry practice, and represent the amount of new business sold during the period. Sales are a performance measure for an insurance company. We use sales to measure the productivity of our distribution network and for compensation of sales and marketing employees and agents. We also refer to sales as “premium” and “production.” The term “distribution” (e.g. “owned distribution,” “controlled distribution” and “proprietary distribution”) is based on sales.
Total Capitalization, Excluding AOCI
Total Capitalization excluding AOCI is a non-GAAP financial measure. The most directly comparable GAAP measure is total capitalization including AOCI. A reconciliation to total capitalization including AOCI is provided below. Management believes that excluding accumulated other comprehensive income assists investors in understanding the underlying performance of the Company by eliminating the effect of unrealized gains and losses on available-for-sale investment securities which fluctuate with market conditions.

Reconciliation of Annuity Spread on a
Non-GAAP Basis to GAAP Basis
($ in thousands, except share data)

	Rolling 12 Months Ended
	December 31,	December 31,
ANNUITY SEGMENT SPREADS LTM:	2004	2005
Asset earned rate	5.78%	5.72%

Liability credited rate	3.45%	3.46%

Product spread	2.32%	2.26%

COMPONENTS OF ANNUITY SEGMENT SPREAD CALCULATION:

	Rolling 12 Months Ended
	December 31, 2004
	GAAP	Adjustment (1)	Non-GAAP
Investment income	$601,733		$601,733

Average invested assets	$10,418,222		$10,418,222

Asset earned rate	5.78%		5.78%

Annuity segment benefit expense	$380,969	$(17,339)	$363,630

Average annuity segment liabilities	$10,736,460	$(203,236)	$10,533,224

Liability credited rate	3.55%		3.45%

Product spread	2.23%		2.32%

		Rolling 12 Months Ended
	December 31, 2005
	GAAP	Adjustment (1)	Non-GAAP
Investment income	$664,614		$664,614

Average invested assets	$11,624,220		$11,624,220

Asset earned rate	5.72%		5.72%

Annuity segment benefit expense	$433,423	$(22,707)	$410,716

Average annuity segment liabilities	$12,021,811	$(139,898)	$11,881,913

Liability credited rate	3.61%		3.46%

Product spread	2.11%		2.26%

Year-to-Date Adjusted Net Operating Income, Return on Equity, and Book Value
($ in thousand, except per share data)

	For the Year Ended
	12/31/04	12/31/05
Net Income	$192,642	$188,762

Non-core realized losses (gains)	24,076	9,762
Net amortization of DAC and VOBA due to non-core realized gains or losses	375	(1,122)
Net effect of derivative related market value adjustments	(7,472)	1,812
Other income from non-insurance operations	(897)	(31)
Income from discontinued operations	(3,899)	—
Income tax items	(36,767)	(24,609)
Cumulative effect of change in accounting	510	—
Litigation following class certification, net	—	6,428
Early extinguishment of debt	—	11,449

Adjusted Net Operating Income	$168,568	$192,451

Diluted Per Share Amounts :
Net Income	$4.68	$4.43
Adjusted Net Operating Income	$4.10	$4.52

Weighted average common shares outstanding:
Diluted	41,135,188	42,602,375

Stockholders’ Equity:

Stockholders’ Equity, January 1	$1,409,811	$1,623,469
Less Accumulated Other Comprehensive Income (AOCI)	(84,519)	(114,670)

Stockholders’ Equity, excluding AOCI, January 1	$1,325,292	$1,508,799

Stockholders’ Equity, end of period	1,623,469	1,557,485
Less Accumulated Other Comprehensive (Income) Loss	(114,670)	3,612

Stockholders’ Equity, excluding AOCI, end of period	$1,508,799	$1,561,097

Shares Outstanding, end of period	39,400,663	38,612,874

Debt — Notes Payable	$571,155	$556,051

Preferred Stock	—	$144,830

Non-GAAP Measures:

Average Stockholders’ Equity excluding AOCI	$1,417,046	$1,534,948

Adjusted Net Operating Income (ANOI)	$168,568	$192,451

Return on Average Stockholders’ Equity excluding AOCI using ANOI	11.9%	12.5%

Book Value per share excluding AOCI	$38.29	$40.43

Total capitalization excluding AOCI	$2,079,954	$2,261,978

GAAP Measures:

Average Stockholders’ Equity including AOCI	$1,516,640	$1,590,477

Net Income	$192,642	$188,762

Return on Average Stockholders’ Equity including AOCI using net income	12.7%	11.9%

Book Value per share including AOCI	$41.20	$40.34

Total capitalization including AOCI	$2,194,624	$2,113,536

AmerUs Group Co.
Adjusted Net Operating Income
($ in thousand, except per share data)

	For The Three Months Ended
	03/31/04	06/30/04	09/30/04	12/31/04	03/31/05	06/30/05	09/30/05	12/31/05

Net Income	$33,129	$48,776	$42,862	$67,875	$61,488	$35,567	$38,619	$53,088
Non-core realized losses (gains)	16,088	6,044	(2,198)	4,142	(70)	958	7,161	1,713
Net amortization of DAC and VOBA due to non-core realized gains or losses	910	(21)	(208)	(306)	(195)	316	(773)	(470)
Net effect of derivative related market value adjustments	(1,482)	860	5,483	(12,333)	5,201	9,874	(13,895)	632
Litigation following class certification, net	—	—	—	—	—	—	6,428	—
Early extinguishment of debt	—	—	—	—	—	—	11,449	—
(Income) loss from discontinued and non-insurance operations	(3,780)	(815)	14	(215)	226	(7)	(96)	(154)
Income tax items	(5,182)	(13,109)	(3,678)	(14,798)	(19,927)	244	(312)	(4,614)
Cumulative effect of change in accounting	510	—	—	—	—	—	—	—

Adjusted Net Operating Income	$40,193	$41,735	$42,275	$44,365	$46,723	$46,952	$48,581	$50,195

Diluted Per Share Amounts :
Net Income	$0.82	$1.20	$1.04	$1.62	$1.43	$0.83	$0.91	$1.26
Adjusted Net Operating Income	$0.99	$1.02	$1.03	$1.06	$1.09	$1.10	$1.14	$1.19
Weighted average common shares outstanding:
Diluted	40,434,902	40,760,364	41,053,772	41,986,455	42,930,905	42,751,912	42,525,870	42,181,113

ITEM 7.01. REGULATION FD DISCLOSURE
The Company is furnishing the materials attached hereto as Exhibit 99.1. These materials were used in connection with the Company’s investor conference held and also presented via webcast on February 28, 2006. These materials are furnished and not filed pursuant to Instruction B.2 of Form 8-K.
For a description of the non-GAAP and performance measures used in the 2006 AmerUs Group Co. Investor Conference on February 28, 2006 and a reconciliation to the most directly comparable GAAP measure, if any, see Item 2.02 above.
This Report on Form 8-K and the exhibits hereto contain statements which constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to trends in operations and financial results and the business and the products of the Company and its subsidiaries, as well as other statements including words such as “anticipate”, “believe”, “plan”, “estimate”, “expect”, “intend” and other similar expressions. Forward-looking statements are made based upon management’s current expectations and beliefs concerning future developments and their potential effects on the Company. Such forward-looking statements are not guarantees of future performance. Factors that may cause our actual results to differ materially from those contemplated by these forward-looking statements include, among others, the following possibilities: (a) general economic conditions and other factors, including prevailing interest rate levels and stock and bond market performance, which may affect (1) our ability to sell our products, (2) the market value of our investments and consequently protection product and accumulation product margins and (3) the lapse rate and profitability of policies; (b) the performance of our investment portfolios which may be affected by general economic conditions, the continued credit quality of the companies whose securities we invest in and the impact of other investment transactions; (c) customer response to new products, distribution channels and marketing initiatives and increasing competition in the sale of insurance and annuities and the recruitment of sales representatives from companies that may have greater financial resources, broader arrays of products, higher ratings and stronger financial performance may impair our ability to retain existing customers, attract new customers and maintain our profitability; (d) our ratings and those of our subsidiaries by independent rating organizations which we believe are particularly important to the sale of our products; (e) mortality, morbidity, and other factors which may affect the profitability of our insurance products; (f) our ability to develop and maintain effective risk management policies and procedures and to maintain adequate reserves for future policy benefits and claims; (g) litigation or regulatory investigations or examinations; (h) regulatory changes, interpretations, initiatives or pronouncements, including those relating to the regulation of insurance companies and the regulation and sale of their products and the programs in which they are used; (i) changes in the federal income tax and other federal laws, regulations, and interpretations, including federal regulatory measures that may significantly affect the insurance business including limitations on antitrust immunity, the applicability of securities laws to insurance products, minimum solvency requirements, and changes to the tax advantages offered by life insurance and annuity products or programs with which they are used; (j) the impact of changes in standards of accounting; (k) our ability to achieve anticipated levels of operational efficiencies and cost-saving initiatives and to meet cash requirements based upon projected liquidity sources; and (l) our ability to integrate the business and operations of acquired entities.
There can be no assurance that other factors not currently anticipated by the Company will not materially and adversely affect results of operations. You are cautioned not to place undue reliance on any forward-looking statements made by the Company or on its behalf. Forward-looking statements speak only as of the date the statement was made. The Company undertakes no obligation to update or revise any forward-looking statement.
ITEM 9.01 (c). EXHIBITS
99.1	Investor Conference Presentation (furnished pursuant to Items 2.02 and 7.01)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERUS GROUP CO.
By:	/s/ Brenda J. Cushing
Brenda J. Cushing
Senior Vice President and Controller

Dated: February 28, 2006

EXHIBITS

Exhibit No.	Description
99.1	Investor Conference Presentation (furnished pursuant to Items 2.02 and 7.01)